                            REGISTRATION UNDERTAKING

                  This Registration Undertaking (this "Agreement") is made and entered into as of September 18, 1996 by American Film Technologies, Inc., a Delaware corporation (the "Company") for the benefit of D. Porter Bibb (the "Holder") pursuant to Section 2 of that certain Stock Purchase Agreement dated as of October 21, 1996 between the Company and the Holder (the "Purchase Agreement").

                  NOW, THEREFORE, in consideration of the mutual representations, covenants and agreements contained herein, the Company hereto agrees and undertakes as follows:

                  1. Piggyback Registration.

                     (a) Registrable Securities: The term "Registrable Securities" means each of the following:

                         (i) the Shares as such term is defined in the Purchase
Agreement; and

                         (ii) any other shares or securities or distributions
resulting from a reverse split, stock split, stock dividend, reclassification of the capital stock of the Company, consolidation or reorganization of the Company, and any shares or other securities of the Company or of any successor company which the Holder may receive by virtue of their ownership of the Shares; provided, however, that any of the securities described in the foregoing clauses
(i) and (ii) shall be treated as Registrable Securities only if and so long as
(x) they are held by the Holder, family members of the Holder or a personal or family trust controlled by the Holder, (y) have not been sold or disposed of, pursuant to a registration statement covering such Registrable Securities which has been declared effective pursuant to the Securities Act of 1933, as amended (the "Act") or if such securities have not been sold or disposed of such registration statement including the Registrable Securities remains effective; or (z) have not been sold or disposed of to the public pursuant to Rule 144 (or any similar provision then in force) promulgated under the Act.

                     (b) Piggyback Registration Rights. Subject to the terms and conditions contained in this Agreement, during the Piggyback Period, as hereinafter defined, the Holder shall be entitled to include in any Piggyback Registration Statement, as hereinafter defined, all Registrable Securities .

                     (c) Piggyback Period. Except as otherwise provided herein, the Holder shall be entitled to include all or any portion of the Registrable Securities held by Holder in a Piggyback Registration Statement, as such term is hereinafter defined, during the "Piggyback Period" defined as the period commencing as of the date hereof and ending on the first to occur of: (i) October 18, 2006; (ii) all of the Registrable Securities which Holder desires to sell can be sold in one sale pursuant to Rule 144(k) or any successor rule of similar provision of the Act; OR (iii) the sale of the Registrable Securities have been included in one or two Piggyback Registration Statements (as hereinafter defined) which has been declared effective by the Securities and

Exchange Commission (the "SEC") and if the Registrable Securities are included therein, the effectiveness thereof is not terminated prior to the contemplated distribution period ("Effective Piggyback Registration Statement") or if the sale of all of the Registrable Securities have not be so included in such Effective Piggyback Registration Statements, such failure is a result of Holder's failure to timely deliver to the Company a Supplemental Notice with respect thereto as set forth in Section 1(e) below.

                     (d) Notice of Registration. In the event that during the Piggyback Period the Company proposes to file a registration statement to register under the Act, the sale or other transfer of any class of its securities of which the Registrable Securities are a part: (i) by the Company (the "Company Securities"); or (ii) by any other present or future holder of the Company's securities (the "Shareholder Securities") (the Company Securities and Shareholder Securities hereinafter collectively referred to as the Registration Securities), the Company shall deliver to the Holder, at least twenty (20) days prior to the filing with the Commission of the registration statement covering such Registration Securities (the "Piggyback Registration Statement"), a written notice (a "Registration Notice") of its intention so to register such offering of Registration Securities and the manner in which such Registration Securities are proposed to be sold.

                     (e) Supplemental Notice. In the event that a Registration Notice shall have been delivered, the Holder may elect to include in the offering covered by the Piggyback Registration Statement all or a portion of the Registrable Securities by delivering notice to the Company (the "Supplemental Notice") on or before the tenth (10th) day after delivery of the Registration Notice specifying the number of shares of Registrable Securities (the "Piggyback Securities") proposed to be sold or otherwise transferred by the Holder. In the event that during the Piggyback Period, Holder fails to timely deliver Supplemental Notices including all Registrable Securities with respect to two Effective Piggyback Registration Statements then and in such event all Piggyback Registration Rights of the Holder shall automatically terminate without any Further action on the party of the Company.

                     (f) Registration of Supplemental Registration Securities. Subject to the terms, conditions, restrictions and limitations contained elsewhere herein, from and after receipt of a Supplemental Notice, the Company shall use its best efforts to cause the Piggyback Securities to be registered under the Act pursuant to the Piggyback Registration Statement, subject to the sale or other transfer thereof prior to the effectiveness of the Piggyback Registration Statement, and to effect and to comply with all qualifications, compliances and requirements necessary to permit the sale or other transfer of the Piggyback Securities pursuant to the Piggyback Registration Statement, including, without limitation, qualifications under the applicable blue sky or other state securities laws.

                     (g) Priorities.

                         (i) Underwritten Offerings by the Company. If, in the
case of delivery of a Supplemental Notice relating to an underwritten offering of securities proposed to be made by the Company, the managing underwriter shall make a determination, in its sole discretion, in a writing delivered to the Company and the Holder that inclusion of some or all of the Piggyback Securities together with the Registration Securities, which are to be included in such Piggyback Registration Statement would have an adverse effect on the proposed distribution of the Company Securities ("Adverse Distribution Effect"), then the Company shall, upon written notice to the Holder and to all holders of Shareholder Securities included in such Piggyback Registration Statement only the number of securities other than Company Securities which, in the sole discretion of the managing underwriter, can be sold without any such Adverse Distribution Effect, selected from the Holder and the holders of Shareholder Securities seeking to exercise piggyback registration rights, on a pro rata basis in proportion to the number of securities sought to be included in such Piggyback Registration Statement.

                         (ii) Underwritten Offerings of Shareholder Securities.
If, in the case of delivery of a Supplemental Notice by the Holder relating to an underwritten offering of Shareholder Securities in connection with a demand registration right by such holders, where the managing underwriter shall make a determination, in its sole discretion, in a writing delivered to the Company and the Holder and holders of Shareholder Securities included in such Piggyback Registration Statement that inclusion of some or all of the Registrable Securities would have an Adverse Distribution Effect on the proposed sale of the Shareholder Registration Securities then the Company shall, upon written notice to the Holder and holders of such Shareholder Securities, include in such registration only the number of Securities which, in the sole discretion of the managing underwriter, can be sold without an Adverse Distribution Effect on the proposed sale of the Shareholder Securities covered by the Demand Registration Right, selected from the Holder and the holders of Shareholder Securities seeking to exercise piggyback registration rights, on a pro rata basis in proportion to the number of securities sought to be included in such Piggyback Registration Statement.

                         (iii) Non-Underwritten Offerings. The Holder shall have
the right to include all Registrable Securities in a Piggyback Registration Statements of non-underwritten offerings of securities of the Company.

                     (h) Underwriters. In the case of Piggyback Registration Statements, the underwriter designated by the initiating party shall serve as the managing underwriter for the entire offering. Holder shall be entitled to utilize any other underwriter in connection with the sale of its securities unless the managing underwriter reasonably determines participation by such underwriter in the offering would materially delay or otherwise be materially adverse to the transaction.

                     (i) Exceptions. The provisions of this Section shall not apply to (i) any registration statement on Form S-8 or Form S-4, or any successor form, or (ii) any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation.

                  2. Restrictions on Public Sale by the Holder. Notwithstanding anything contained herein to the contrary, if the Holder has received a Registration Notice during the Piggyback Period, for so long as the Holder holds one percent (1%) or more, on a fully diluted basis of such Registrable Securities, the Holder agrees not to effect any public sale or distribution of any such securities during the fifteen (15) days prior to, and during the 90-day period beginning on, the effective date of such registration statement (or until its termination or abandonment, if earlier), except for a sale pursuant to such registration statement, if permitted.

                  3. Registration Procedures.

                     (a) Whenever Piggyback Securities are included in a Piggyback Registration Statement pursuant to Section 1 of this Agreement, subject to the terms, conditions, restrictions and limitations contained elsewhere herein, the Company agrees to:

                         (i) include in such Piggyback Registration Statement
the sale of the Piggyback Securities in accordance with the intended method of distribution thereof, and use commercially reasonable efforts to cause such Piggyback Registration Statement to become effective;

                         (ii) prepare and file with the SEC such amendments and
post-effective amendments to the Piggyback Registration Statement as may be necessary to keep the Piggyback Registration Statement effective following the effective date for such period as may be required to meet the prospectus delivery and all other requirements under the Act, but not longer than one hundred thirty-five (135) days; cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act applicable to it with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by sellers thereof set forth in such Piggyback Registration Statement or supplement to the prospectus;

                         (iii) furnish to the Holder and the underwriter or
underwriters, if any, without charge, at least one signed copy of the Piggyback Registration Statement and all post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplements thereto, and any documents incorporated by reference therein, as the Holder or underwriter may request, as soon as such documents become available to the Company, in order to facilitate the disposition of the Piggyback Securities (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by the Holder and the underwriter or underwriters, if any, in connection with the offering and sale of the Piggyback Securities);

                         (iv) on or prior to the date on which the Piggyback
Registration Statement is declared effective, use commercially reasonable efforts to register or qualify the Piggyback Securities under such other securities or blue sky laws of such jurisdictions as the managing underwriter, if any, or the Holder, if there is no underwriter, reasonably requests, keep each such registration or qualification effective during the period such registration statement is required to be kept effective and do any and all other acts and things which may be reasonably necessary or advisable to consummate the disposition in such jurisdictions of the Piggyback Securities; provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (iv), (B) subject itself to general taxation in any such jurisdiction,
(C) consent to general service of process in any such jurisdiction, or (D) undertake compliance with substantive requirements of the blue sky laws or regulations of a jurisdiction which are unreasonably burdensome or onerous, including escrow requirements;

                         (v) use commercially reasonable efforts to cause the
Piggyback Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to consummate the disposition of the Piggyback Securities;

                         (vi) (A) notify the managing underwriter, if any, or
the Holder, if there is no underwriter, (and if requested by any such person, confirm such advice in writing) when a prospectus relating to the sale of the Piggyback Securities is required to be delivered under the Act or (B) notify the managing underwriter, if any, or the Holder, if there is no underwriter (and if requested by any such person, confirm such advice in writing) of the happening of any event as a result of which the prospectus included in the Piggyback Registration Statement relating to the sale of the Piggyback Securities contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Piggyback Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                         (vii) enter into customary agreements (including, in
the case of an underwritten offering, an underwriting agreement in customary form with customary indemnity provisions) and make such representations and warranties to the underwriters or the Holder, if there is no underwriter, as in form and substance and scope are customarily made by issuers to underwriters in secondary underwritten offerings;

                         (viii) notify the managing underwriter, if any, or the
Holder, if there is no underwriter, of any stop order or other suspension of effectiveness of the Piggyback Registration Statement;

                         (ix) make every commercially reasonable effort to
obtain the withdrawal of any order suspending the effectiveness of the Piggyback Registration Statement at the earliest possible moment;

                         (x) cooperate with the managing underwriter, if any,
and counsel for the underwriters, or the Holder, if there is no underwriter, and their counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD");

                         (xii) if requested by the managing underwriter, if any,
or the Holder, if there is no underwriter, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the distribution of securities and the timing thereof as the managing underwriter, if any, or the Holder, if there is no underwriter, reasonably requests to be included therein, including, without limitation, the number of Piggyback Securities being sold by the Holder to the underwriter or underwriters, and the purchase price being paid therefor by such underwriter or underwriters and any other terms of the underwritten offering of the Piggyback Securities; and make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                         (xiii) as promptly as practicable after filing with the
SEC of any document which is incorporated by reference into a Piggy-back Registration Statement, deliver a copy of such document to the Holder;

                         (xiv) cooperate with the managing underwriter, if any,
or the Holder, if there is no underwriter, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the Piggyback Registration Statement and enable such securities to be in such denominations or amounts, as the case may be, and registered in such names as the managing underwriter, if any, or the Holder, if there is no underwriter, may reasonably request;

                         (xv) notify the Holder, if there is no underwriter, or
the managing underwriter, if any, promptly (and if requested by any such person, confirm such advice in writing) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Piggyback Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                         (xvi) cause the Piggyback Securities to be listed on
each securities exchange or quoted on the NASDAQ National Market on which similar securities issued by the Company are then listed or quoted, and provide that the applicable listing or quotation requirements are satisfied.

                     (b) The Holder shall provide to the Company such information regarding the distribution of the Piggyback Securities and such other information relating to the Holder and his or her ownership of securities of the Company as the Company may from time to time reasonably request in writing.

                     (c) Notwithstanding anything contained herein to the contrary, the SEC may issue a "stop order" or refuse to allow the effectiveness of any Piggyback Registration Statement or the Company, may in its sole discretion terminate any Piggyback Registration Statement at any time prior to or after the effectiveness thereof without liability to the Holder. In such event, the Company shall promptly notify the Holder thereof.

                     (d) The Holder agrees, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(b) hereof, he or she will forthwith discontinue distribution of Piggyback Securities.


                  4. Registration Expenses

                     All expenses incident to the Company's performance of or compliance with this Agreement including, without limitation (i) all registration and filing fees, all fees and expenses associated with filings required to be made with the NASD, as may be required by rules and regulations of the NASD (other than fees required in excess of fees which would otherwise pertain in the event that the Holder is a member of the NASD), fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications for the Registrable Securities), rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with the Depository Trust Company and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a Majority Amount), messenger and delivery expenses, (ii) internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal or accounting duties), securities acts liability insurance (if the Company elects to obtain such insurance), (iii) fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), (iv) fees and expenses of any special experts retained by the Company in connection with such registration, and (v) fees and expenses of other persons retained by the Company, (all such expenses being herein called "Registration Expenses"), shall be paid by the Company, provided that in no event shall Registration Expenses include (A) any underwriting discounts or commissions attributable to the sale of the Registrable Securities, (B) any fees and expenses of counsel for the Holder if such counsel is different than counsel for the Company or any accountant or other professional engaged by the Holder, or (C) any direct out-of-pocket expenses of the Holder.

                     In the event that following effectiveness of a Piggyback Registration Statement, pursuant to which the Holder is a selling stockholder, it becomes necessary for the Company to prepare and file a supplemental prospectus or amended prospectus in order to maintain the effectiveness of such registration statement, the cost thereof shall be apportioned as set forth above.

                  5. Indemnification; Contribution

                     (a) Indemnification by the Company. To the extent that any Piggyback Securities are included in a Piggyback Registration Statement pursuant to the terms hereof, the Company agrees to indemnify, to the full extent permitted by law, the Holder, and any agent therefor against all losses, claims, damages, liabilities and expenses (including reasonable legal fees and expenses) arising out of or based upon any such untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in light of the circumstances under which they are made) not misleading, except insofar as such losses, claims, damages arise out of or are based upon an untrue statement or omission so made in reliance upon and in conformity with information with respect to the Holder furnished in writing to the Company by the Holder or its representatives expressly for use therein or any acts of negligence or misfeasance by Holder. Nothing contained in Section 5(a) shall waive or effect any rights Holder may otherwise have under law and equity.

                     (b) Indemnification by the Holder. In connection with any Piggyback Registration Statement in which the Holder is a selling stockholder, the Holder agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, employees and agents and each person who controls the Company (within the meaning of applicable federal and state securities laws), and any investment advisor thereof or agent therefor against any losses, claims, damages, liabilities and expenses (including reasonable legal fees and expenses) resulting from (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or preliminary prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is made in reliance upon and in conformity with or failed to be contained in any information with respect to the Holder furnished in writing by the Holder or its representatives specifically for inclusion therein;
(ii) Holder's negligence; or (iii) Holder's misfeasance. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds received by the Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                     (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit or proceeding against such person or investigation thereof made in writing or for which such person will claim indemnification or contribution pursuant to this Agreement, but the failure so to give written notice to the indemnifying party shall not relieve it from any liability which it may have to any indemnified party hereunder except if and to the extent such indemnifying party is materially prejudiced by such failure nor shall it relieve the indemnifying party from any liability which it may have to any indemnified party other than under this Agreement. The indemnified party shall permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party may reasonably be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to control the defense of such action, with the reasonable fees and expenses of such separate counsel to be reimbursed by the indemnifying party. If the indemnifying party is not entitled to, or does not, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (and any required local counsel) with respect to such claim. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. The indemnifying party will not be subject to any liability for any settlement made without its consent, which shall not be unreasonably withheld.

                     (d) Conflict with Underwriting Agreement. In the event that any provision of any indemnification clause in the underwriting agreement to which the Company and the Holder are parties in connection with the registration statement or prospectus in question differs from a provision in this Section 5, such provision in the underwriting agreement shall determine the Holder's rights visa via the Underwriter in respect thereof. Notwithstanding the foregoing, the provisions of Section 5 hereof shall control with respect to the rights of the Company and the Holder with regards to this Agreement or the underwriting agreement.

                  6. Participation in Underwritten Registrations

                     The Holder may not participate in any underwritten registration hereunder unless it (a) agrees to sell the Piggyback Securities, as the case may on be, the basis provided in the underwriting arrangements approved by it, (b) completes and executes all questionnaires, powers of attorneys, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and (c) agrees to pay all underwriting discounts and commissions on the Piggyback Securities sold under such underwriting arrangements.

                  7. Miscellaneous

                     (a) Entire Agreement. This Agreement contains the entire agreement among the parties hereto and except as set forth herein, supersedes all prior oral or written agreements, promises, representations, commitments or understandings with respect to the matters provided for herein.

                     (b) Amendment. This Agreement may be modified or amended only by a writing duly executed by the parties hereto.

                     (c) Assignment and Binding Effect. This Agreement and the rights and obligations of any party hereunder may not be assigned by any party without the prior written consent of the other party hereto. Notwithstanding the foregoing, the Company may merge or be acquired by another corporation without the consent of the Holder so long as the surviving corporation shall agree to be bound by the terms of this Agreement. All covenants, agreements, and indemnities in this Agreement by and on behalf of any of the parties hereto shall be binding on and inure to the benefit of their respective successors and permitted assigns.

                     (d) Waivers. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

                     (e) Rule 144. The Company shall utilize its reasonable best efforts to take such action as may be required of it so that sale of Shares by the Holder may be effected through Rule 144 of the Act or any successor rule under the Act.

                     (f) Notices. Unless applicable law requires a different method of giving notice, any and all notices, demands or other communications required or desired to be given hereunder by any party shall be in writing. Assuming that the contents of a notice meet the requirements of the specific Section of this Agreement which mandates the giving of that notice, a notice shall be validly given or made to another party if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, or if transmitted by telegraph, telecopy or other electronic written transmission device or if sent by overnight courier service, and if addressed to the applicable party as set forth below. If such notice, demand or other communication is served personally, service shall be conclusively deemed given at the time of such personal service. If such notice, demand or other communication is given by mail, service shall be conclusively deemed given seventy-two (72) hours after the deposit thereof in the United States mail. If such notice, demand or other communication is given by overnight courier, or electronic transmission, service shall be conclusively given at the time of confirmation of delivery. The addresses for the parties are as follows:

                         (i) If to the Holder:

                             D. Porter Bibb
                             c/o Ladenburg, Thalman & Co., Inc.
                             540 Madison Avenue
                             New York, New York 10022

                             Telecopier No.: (212) 644-6515

                        (ii) If to the Company:

                             American Film Technologies, Inc.
                             Attention:  Gerald M. Wetzler
                             300 Park Avenue, 17th Floor
                             New York, New York  10022
                             Telecopier No.: (212) 572-6460
with a copy (which shall not constitute notice) to:

                             Jeffer, Mangels, Butler & Marmaro LLP
                             2121 Avenue of the Stars, 10th Floor
                             Los Angeles, California  90067
                             Attention:  Barry L. Burten, Esq.
                             Telecopier No.:  (310) 203-0567

                  Any party hereto may change its address for the purpose of receiving notices, demands and other communications as herein provided, by a written notice given in the aforesaid manner to the other parties hereto.

                     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

                     (h) Jurisdiction. The parties hereto agree to submit to the exclusive jurisdiction of the Superior Court, Los Angeles County any controversy, claim or dispute arising out of or relating to this Agreement or the method and manner of performance thereof or the breach thereof.

                     (i) Cost of Litigation. Should any party hereto institute any action or proceeding at law or in equity to enforce any provision of this Agreement, including an action for declaratory relief, or for damages by reason of an alleged breach of any provision of this Agreement, or otherwise in connection with this Agreement, or any provision hereof, the Court shall apportion the costs and fees thereof (including all attorneys' fees between the parties based on its determination of the merits of their respective positions in the proceeding prevailing party shall be entitled to recover from the losing party or parties reasonable attorneys' fees and costs for services rendered to the prevailing party in such action or proceeding.

                     (j) Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                     (k) Severability. If any provisions of this Agreement shall under any circumstances be deemed invalid or inoperative, this Agreement shall be construed with the invalid or inoperative provision deleted and the rights and obligations of the parties shall be construed and enforced accordingly.

                     (l) Neuter and Gender. Whenever in this Agreement the context may require, the neuter shall be deemed to include the feminine or masculine and vice versa.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf on the date first above written.


                                         AMERICAN FILM TECHNOLOGIES, INC.



                                         By
                                           ------------------------------------
                                            Gerald M. Wetzler,
                                            Chief Executive Officer


AGREED TO AND ACCEPTED
THIS ____ DAY OF October 1996



-------------------------------
D. Porter Bibb